THE ONE®

INCOME ANNUITYSM

Issued Through

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated April 10, 2006

Replacing Supplement dated December 27, 2005

to the

Prospectus dated May 1, 2005

Effective May 1, 2006, the following name changes will take place:

JPMorgan Investment Trust will change its name to JPMorgan Insurance Trust.

JPMorgan Investment Trust Balanced Portfolio will change its name to JPMorgan Insurance Trust Balanced Portfolio.

JPMorgan Investment Trust Bond Portfolio will change its name to JPMorgan Insurance Trust Core Bond Portfolio.

JPMorgan Investment Trust Diversified Equity Portfolio will change its name to JPMorgan Insurance Trust Diversified Equity Portfolio.

JPMorgan Investment Trust Mid Cap Growth Portfolio will change its name to JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio.

JPMorgan Investment Trust Equity Index Portfolio will change its name to JPMorgan Insurance Trust Equity Index Portfolio.

JPMorgan Investment Trust Government Bond Portfolio will change its name to JPMorgan Insurance Trust Government Bond Portfolio.

JPMorgan Investment Trust Diversified Mid Cap Portfolio will change its name to JPMorgan Insurance Trust Intrepid Mid Cap Portfolio.

JPMorgan Investment Trust Large Cap Growth Portfolio will change its name to JPMorgan Insurance Trust Large Cap Growth Portfolio.

Effective May 8, 2006, the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount will be closed to new investment. “Closed to new investment” means no additional amounts may be allocated to that subaccount (either through policy transfer or as a result of asset rebalancing in connection with one of the investment allocation models) after May 5, 2006.

If you have any amount in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount on May 8, 2006, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into other subaccounts; or

•	maintain your current investment in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount.

As always, the availability of any subaccount as an investment option, including the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

Please note, if you elected the initial payment guarantee or otherwise elected for your policy to follow one of the investment allocation models, you must make a choice in response to the closure to new investment of the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount. See Investment Allocation Models below.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The One® Income AnnuitySM dated May 1, 2005

Investment Allocation Models

The closure to new investment of the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount will not terminate any of the investment allocation models.

If you selected one of the investment allocation models you must choose from one of the following options:

•	Select any one of the other subaccounts used by your current investment allocation model as your alternative subaccount and instruct us to transfer the entire amount you have invested in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into your alternative subaccount. For subsequent automatic rebalancings, the investment allocation percentage currently assigned to the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount under your investment allocation model will be added to the investment allocation percentage assigned to your alternative subaccount. After this, your balance in the the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount will be zero, and you will not be able to transfer any amount into that subaccount; or

•	Allow us to place any amounts which would, as a result of automatic rebalancing, otherwise be transferred to the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into the JPMorgan Insurance Trust Government Bond Portfolio subaccount.

Please note, if you take no action, you consent to allow us to follow the second option described above.

If you choose the first option described above, we will transfer the entire amount you have invested in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into the alternative subaccount you selected. You must select this alternative subaccount from the remaining subaccounts used by your current investment allocation model. After choosing the first option described above, the amount you have invested in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount will be zero, and you will be unable to make any future investments in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount.

The second option described above will affect only those rebalancings which occur after May 5, 2006. Under this option, if your contract anniversary date is on or before May 5 your next rebalancing will be in accordance with the original investment allocation model you selected and may include transfers into the JPMorgan Investment Trust Midcap Value Portfolio subaccount. Rebalancings after May 5 will be in accordance with the second option described above and will not include any transfers into the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount but may include transfers out of that subaccount.